UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 12, 2005


                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          New York                        0-50237                 11-3680128
----------------------------          ---------------         ------------------
(State or other jurisdiction          Commission File            IRS Employer
     of incorporation)                     Number             Identification No.


                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices


Registrant's telephone number: 718-979-1100


                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On January 12, 2005, VSB Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended December 31, 2004 of $667,259 or diluted earnings per share of $0.45, and for the year ended December 31, 2004 of $2,274,578 or diluted earnings per share of $1.54. The Company's return on average assets and average equity was 1.17% and 21.35%, respectively, for the quarter ended December 31, 2004. All share data has been adjusted for the Bancorp's four-for-three stock split paid on March 9, 2004. This information and the accompanying press release were disseminated on January 12, 2005 through the broad distribution of the press release in a manner designed to provide broad, non-exclusionary distribution of the information to the public, but this voluntary report on Form 8-K is being filed so that the public can have a consistent source for earnings releases by searching the SEC's EDGAR database.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     c. Exhibits - Press Release dated January 12, 2005 of VSB Bancorp, Inc. describing the results of operations for the quarter and year ended December 31, 2004 is annexed as Exhibit 99.1. For additional information, see annexed Exhibit 99.1.


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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2005

                                            VSB Bancorp, Inc.


                                            By: /s/ RAFFAELE M. BRANCA
                                                --------------------------------
                                                Raffaele M. Branca
                                                Executive Vice President and CFO


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

                               INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------

   99.1 Press Release reporting results of operations for the quarter and year ended December 31, 2004.


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